                        CONSENT OF REZNICK FEDDER & SILVERMAN


                            _____________________________



We consent to the incorporation by reference in this Current Report on Form 8-K, filed with the Securities Exchange Commission by NHP Incorporated (NHP) of our reports dated as per the attached schedule with respect to the audits of the partnerships per the attached schedule for the year ended December 31, 1994, and the incorporation by reference of such reports into NHP's Registration Statement on Form S-8 (No. 333-11933), NHP's Registration Statement on Form S-8 (333-11863), NHP's Registration Statement on Form S-8 (333-11917), NHP's Registration Statement on Form S-8 (333-11857), and NHP's Registration Statement on Form S-8 (333-08137).


                                  /s/ Reznick Fedder & Silverman



                                  REZNICK FEDDER & SILVERMAN












Bethesda, Maryland
June 9, 1997

                                   ATTACHMENT

                            SCHEDULE OF PARTNERSHIPS


PARTNERSHIP NAME                                           DATED
----------------                                           -----
Beautiful Village Associates Redevelopment Company         February 8, 1995
Branchwood Towers Limited Partnership                      February 7, 1995
Citrus Park Associates, Ltd.                               January 31, 1995
Community Circle II Limited                                January 26, 1995
Copperstone Limited Partnership                            January 19, 1995
Diakonia Associates Limited Partnership                    January 31, 1995
Easton Terrace I Associates                                January 24, 1995
Easton Terrace II Associates                               February 9, 1995
Eastridge Apartments                                       January 13, 1995
Emory Grove Associates Limited Partnership                 February 6, 1995
First Alexandria Associates                                January 20, 1995
Flatbush NSA Associates                                    January 30, 1995
Franklin Square School Associates                          January 12, 1995
Gates Mill I Limited Partnership                           February 1, 1995
Grosvenor House Associates Limited Partnership             February 10, 1995
Harris Park Limited Partnership                            February 8, 1995
Hollybush Gardens I                                        January 27, 1995
Hollybush Gardens II                                       January 27, 1995
Intown West Associates Limited Partnership                 January 27, 1995
Lake Avenue Associates                                     February 6, 1995
Lake Crossing Limited Partnership                          January 11, 1995
Lakehaven Associates One                                   January 25, 1995
Lakehaven Associates Two                                   January 20, 1995
Linden Court Associates                                    January 30, 1995
Loudoun House Limited Partnership                          February 13, 1995
Monaco Arms Associates I                                   January 30, 1995
Monaco Arms Associates II                                  January 25, 1995
Muske Limited Partnership                                  February 3, 1995
Natick Associates                                          January 31, 1995
Oakcrest Terrace Apartments                                February 8, 1995
Oakwood Limited Partnership                                February 3, 1995
Parkview Associates                                        January 20, 1995
Queenstown Apartments Limited Partnership                  February 9, 1995
Rancho Townhouse Associates                                February 3, 1995
Ruscombe Gardens Limited Partnership                       January 30, 1995
Sencit - Jacksonville Company LTD                          January 14, 1995
Sheffield Associates                                       February 8, 1995
Snap IV Limited Partnership                                January 31, 1995
Tara Bridge Limited Partnership                            January 20, 1995
Twin Towers Associates                                     February 10, 1995
Tyee Associates Limited Partnership                        January 13, 1995
Urbanization Maria Lopez Housing Company                   February 3, 1995
Westminster Associates                                     January 31, 1995
Wollaston Manor Associates                                 January 25, 1995
Woodside Village Limited Partnership                       January 13, 1995
